UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

JDS Uniphase Corporation
(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California    95131
(Address of principal executive offices including zip code)

(408) 546-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated July 24, 2003.

Item 9. Regulation FD Disclosure

On July 24, 2003, JDS Uniphase Corporation ("JDSU") announced its financial results for the forth quarter and fiscal year ended June 30, 2003. A copy of JDSU's press release is attached hereto as Exhibit 99.1.

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Christopher S. Dewees

Christopher S. Dewees
Vice President and General Counsel

Dated: July 24, 2003

EXHIBIT INDEX
Exhibit	Description
99.1*	Press release dated July 24, 2003

*    Also provided in PDF format as a courtesy.